UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 17, 2009

Protective Products of America, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-53580 (Commission File Number)	26-3479709 (IRS Employer Identification No.)
1649 Northwest 136th Avenue
Sunrise, Florida 33323
(Address of Principal executive offices, including Zip Code)
(954) 846-8222
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On June 17, 2009, Stephen Giordanella resigned, effective immediately, as a director of Protective Products of America, Inc. (the “Company”). Mr. Giordanella’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
Item 8.01. Other Events.
          On June 22, 2009, the Company issued a press announcing Mr. Giordanella’s resignation. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description

99.1	Press Release, dated June 22, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTIVE PRODUCTS OF AMERICA, INC.
Date: June 22, 2009	/s/ Jason A. Williams
	Name:	Jason A. Williams
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release, dated June 22, 2009

4